UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2026
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MADRIGAL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 200 West Conshohocken, Pennsylvania	19428
(Address of principal executive offices)	(Zip Code)
(267) 824-2827
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2026, the Board of Directors (the “Board”) of Madrigal Pharmaceuticals, Inc. (the “Company”) completed a process to reclassify the membership of the Board’s three classes of directors to achieve a more equal apportionment of membership among the three classes following its Annual Meeting of Stockholders to be held on June 17, 2026 (the "2026 Annual Meeting"). The Board determined that one of its members from Class III (with a term expiring at the 2028 Annual Meeting of Stockholders) and one of its members from Class II (with a term expiring at the 2027 Annual Meeting of Stockholders) should be reclassified to Class I (with a term expiring at the 2026 Annual Meeting). Accordingly, effective April 22, 2026, Julian C. Baker and Daniel J. Brennan have been reclassified as Class I directors of the Board. Each of Mr. Baker and Mr. Brennan resigned from his position as a Class III and Class II director, respectively, subject to and conditioned upon his simultaneous reappointment as a Class I director. The Board accepted each resignation and simultaneously reappointed each of Mr. Baker and Mr. Brennan as a Class I director. The resignation and reappointment of Mr. Baker and Mr. Brennan was effected solely for the purpose of reclassifying the members of the Board into three classes of as equal size as possible, and for all other purposes, the service of Mr. Baker and Mr. Brennan on the Board is deemed to have continued uninterrupted. There were no changes to Mr. Baker's or Mr. Brennan's committee assignments as a result of the reclassification.

As disclosed in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2026, Mr. Baker, Mr. Brennan and James Daly have been nominated to stand for re-election at the 2026 Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

	By:	/s/ Mardi Dier
Name: Mardi Dier
Title: Executive Vice President and Chief Financial Officer
Date: April 28, 2026
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